MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1

                  Class A and Class B Certificates, Series 1993-1


The undersigned, a duly authorized  representative of Household
Finance Corporation, as Servicer (the Servicer), pursuant to the
Amended and Restated Pooling and Servicing Agreement, dated as of
August 1, 1993 (the Pooling and Servicing Agreement), by and
among Household Affinity Funding Corporation, as Transferor, the
Servicer, and The Bank of New York, as Trustee, does hereby
certify with respect to the information set forth below as
follows:
1.    Capitalized terms used in this Certificate shall have the
respective meanings set forth in the Pooling and            Servicing
Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing
      Agreement.
3.    The undersigned is a Servicing Officer.
4.    This Certificate relates to the Distribution Date occurring on February 17, 1998
5.    Trust Information.
(a)   The aggregate amount of Collections processed for the Due
Period preceding such Distribution Date               was equal to
 .................................................................
 ................              $1,662,497,968.63
(b)   The aggregate amount of such Collections with respect to
Principal Receivables for the Due Period              preceding such
Distribution Date was equal to
 ................................................
$1,566,024,994.68
      (i)   The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f)
],  is ..............                26.090%
(c)   The aggregate amount of such Collections with respect to
Finance Charge and Administrative         Receivables and the Defaulted
Amount for the Due Period preceding such Distribution Date was
equal       to
 .................................................................
 ....................................                       $96,472,973.95

      (i)   The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 /
(f) ],  is ...................................        18.105%
      (ii)  The amount of such aggregate with respect to Finance
Charge was equal to      $65,795,918.71               (iii)       The amount
of such aggregate with respect to Fees was equal to ...
$12,549,966.86
      (iv)  The amount of such aggregate with respect to
Interchange was equal to ..        $16,331,552.38                 (v)   The
amount of such aggregate with respect to Other Recoveries was
equal to ..     $412,973.00         (vi)  The amount of such aggregate
with respect to Principal Recoveries was equal to.$1,382,563.00
(d)   The Gross Defaulted Amount for the preceding Due Period is
 ......................................   $38,528,053.93
      (i)   The annualized default rate, (d) *12 / (f),  is
 ............................................                7.336%
      (ii)  The annualized net default rate, [(d)-(c)(vi)] *12 /
(f),  is ............................................  7.072%
(e)   The Portfolio Yield for such Distribution Date
 .................................................................
 ..........11.032%
(f)   The total amount of Principal Receivables in the Trust at
the beginning of the preceding Due Period is                equal to
 .................................................................
 ............................                  $6,302,720,706.68
(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is

 .................................................................
 ................................
$6,027,761,588.51
(h)   The average amount of Principal Receivables in the Trust
during the preceding Due Period (the sum of           the amounts in
clause (f) and the amount in clause (g) divided by 2) is equal to
 ....... $6,165,241,147.60 (i)       The total amount of Finance Charge
and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
 .....................................
$98,780,772.86
(j)   The aggregate outstanding gross balance of the Accounts
which were one payment (5-29 days)              delinquent  as of the
close of business on the last day of the calendar month preceding
such        Distribution Date was equal to
 ........................
$223,926,880.77 (k)     The aggregate outstanding gross balance of
the Accounts which were two payments (30-59 days)
delinquent as of the close of business on the last day of the
calendar month preceding such Distribution            Date was equal to
 ........................
$80,869,075.94 (l)      The aggregate outstanding gross balance of
the Accounts which were three or more payments (60+                     days)
delinquent as of the close of business on the last day of the
calendar month preceding such                   Distribution Date was
equal to ........................
$181,053,351.05 (m)     The aggregate amount of Trust Excess
Principal Collections for such Distribution Date is
 .................................................................
 ...............                                    $1,249,810,579.60
(n)   The aggregate amount of Principal Shortfalls for such
Distribution Date is .....................             $0.00 6.   Group One
Information
(a)   The Average Rate for Group One (the weighted average
Certificate Rate reduced to take into account               any payments
made pursuant to interest rate agreements, if any) is equal to
 ................................5.8323%
(b)   Group One Total Investor Collections is equal to
 ..........................................................
$856,493,180.52
(c)   Group One Investor Principal Collections is equal to
 .....................................................
$806,791,799.92
(d)   Group One Investor Finance Charge and Administrative
Collections is equal to ...........   $49,701,380.60 (e)                Group
One Investor Additional Amounts is equal to
 .................................................................
 ..       $0.00 (f)      Group One Investor Default Amount is equal
to...............................................................
 ....$19,849,056.10 (g)        Group One Investor Monthly Fees is equal
to
 .................................................................
 .......$5,411,773.33 (h)      Group One Investor Monthly Interest is
equal to
 ................................................................$
17,047,784.18
7.    Series 1993-1 Information
(a) The Series Adjusted Portfolio Yield for the Due Period preceding such Distribution Date was equal to

 .................................................................
 .............................................
11.14%
(b)   The Series 1993-1 Allocation Percentage with respect to the
Due Period preceding such Distribution                Date was equal to
 ...............................................................
                        20.25%
(c) The Floating Allocation Percentage for the Due Period preceding such Distribution Date was equal to

 .................................................................
 ..............................................
82.95%
(d)   The aggregate amount of Reallocated Finance Charge and
Administrative Collections for the Due          Period preceding such
Distribution Date is equal to
 ..........................................            $16,301,609.55
(e)   The Floating Allocation Percentage of Series Allocable
Finance Charge and Administrative Collections               for the Due
Period preceding such Distribution Date is equal to
 ...................................             $16,207,014.53
(f)   Class A Invested Amount
 .................................................................
 ...........................         $900,000,000.00
(g)   The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was           equal to
 .................................................................
 ..............                            85.00%
(h)   The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to

 .................................................................
 ............                              $13,856,309.62
(i)   The amount of Class A Monthly Interest for such Distribution
Date is equal to .      $4,779,843.75
(j)   The amount of any Class A Monthly Interest previously due
but not distributed on a prior Distribution           Date is equal to
 .................................................................
 ......                              $0.00
(k)   The amount of Class A Additional Interest for such
Distribution Date is equal to .............           $0.00
(l)   The amount of any Class A Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 .........               $0.00
(m)   The Class A Investor Default Amount for such Distribution
Date is equal to ..........         $5,501,631.78
(n)   The Allocable Servicing Fee for such Distribution Date is
equal to.....................       $1,764,713.33
(o)   The Class A Required Amount, if any, with respect to such
Distribution Date is equal to             $0.00
(p)   Class B Invested Amount
 .................................................................
 ...............................           $52,945,000.00
(q) The Class B Invested Percentage for the Due Period preceding such Distribution Date was equal

to...............................................................
 ...............................................
5.00%
(r)   The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to ..... $815,135.90 (s)           The amount of
Class B Monthly Interest for such Distribution Date is equal to
 ................$233,840.42
(t)   The amount of any Class B Monthly Interest previously due
but not distributed on a prior Distribution           Date is equal
to...............................................................
 ...........                         $0.00
(u)   The amount of Class B Additional Interest for such
Distribution Date is equal to ................              $0.00
(v)   The amount of any Class B Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 ..........                    $0.00
(w)   Class B Investor Default Amount for such Distribution Date
is equal to.......................        $323,648.77
(x)   The Collateral Invested Percentage of the amount set forth
in Item 7(d) above is equal to..$1,630,164.03 (y)           The Series
1993-1 Principal Shortfall for such Distribution Date is equal
to............          $0.00
(z)   The Series 1993-1 Excess Principal Collections is equal
to.........................................................             $0.00

(aa)  The amount of Excess Finance Charge and Administrative
Collections with respect to such Distribution               Date is equal
to...............................................................
 ...........                   $3,381,594.74
(bb)  The amount of Excess Finance Charge and Administrative
Collections referred to in Item 7(aa) will be               available to be
distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with
respect to such Distribution Date         $0.00
      (ii)  to reimburse Class A Investor
Charge-Offs.........................                              $0.00
      (iii)       to pay current or overdue Class B Monthly
Interest, Class B Additional Interest or the                      Cumulative
Excess Interest Amount
 .................................................................
 ...   $0.00
      (iv)  to fund the Class B Investor Default Amount with
respect to such Distrib  Date    $323,648.77                (v)   to
reimburse certain previous reductions in the Class B Invested
Amount            $0.00       (vi)  to pay any portion of the Allocable
Servicing Fee not paid pursuant to clause (i) above   $0.00
      (vii)       to fund the Collateral Investor Default Amount
with
            respect to such Distribution
Date..................................................
$647,254.75
      (viii)      to reimburse certain previous reductions in the
Collateral Invested Amount                $0.00
      (ix)  to make any required deposit in the Cash Collateral
Account..               $0.00
(cc) The amount of Subordinated Principal Collections with respect to such Distribution Date is equal

to...............................................................
 ......................................................
$39,463,690.27
(dd)  The Principal Allocation Percentage is equal to
 .................................................................
 ...........       82.95%
(ee)  The total amount to be distributed to Class A
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
                        $0.00
(ff)  The total amount to be distributed to Class B
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
                        $0.00
(gg)  The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to             $0.00
(hh)  The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is             equal
to...............................................................
 ...................................                               $0.00
(ii)  The amount of Class B Investor Charge-Offs and other
reductions in the Class B Invested Amount for               such
Distribution Date is equal
to......................................
$0.00
(jj)  The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is             equal
to...............................................................
 .....................................                       $0.00
(kk)  The Class A Invested Amount at the close of business on such
Distribution Date (after giving effect to             all payments and
adjustments on such Distribution Date) will be equal
to........................$900,000,000.00 (ll)              The Class B
Invested Amount at the close of business on such Distribution
Date (after giving effect to        all payments and adjustments on
such Distribution Date) will be equal to......................
$52,945,000.00 (mm)     The Available Collateral Amount as of the
close of business on the preceding Distribution Date (after
      giving effect to any withdrawal from the Collateral Account)
was equal to  ...................$105,883,000.00 (nn)             The
Required Collateral Amount as of the close of business on such
Distribution Date, after giving                 effect to any withdrawal
from the Collateral Account and payments to the Collateral
Interest Holder on
      such Distribution Date, will be equal
to..............................................................
      $105,883,000.00
(oo)  The ratio of the Required Collateral Amount to the Class B
Invested Amount as of the close of business           on such Distribution
Date, after giving effect to any withdrawal from the Collateral
Account and       payments to the Collateral Interest Holder on such
Distribution Date, will be equal to ........    199.987%
(pp)  The Cumulative Excess Interest Amount as of the close of
business on such Distribution Date, after             giving effect to any
payments of interest to Class B Certificateholders on such
Distribution Date, will       be equal to
 .............................
$0.00
8.    Total amount to be on deposit in the Collection Account
(after giving effect to allocations required to             be made
pursuant to the terms of all other Series now outstanding and to
the payment of the Servicer's             fee and funding of investor
default amounts) prior to making distributions on such
Distribution Dates is         equal to .................
                              $8,064,360.92
9.    The total amount to be allocated according to the terms of
the Collateral Agreement on such          Distribution Date is equal to
 .................................................................
 ...........             $3,050,676.75
10.   Total amount to be distributed from the Collection Account
to the Servicer in respect of the unpaid              Allocable Servicing
Fee for the preceding Due Period on such Distribution Date (after taking into
      consideration the amounts which have been netted with
respect to this Series against deposits to the              Collection
Account) is equal
to...............................................
      $0.00
11.   As of the date hereof, to the best knowledge of the
undersigned, the Servicer has performed in all              material
respects all its obligations under the Pooling and Servicing
Agreement through the Due Period          preceding such Distribution
Date or, if there has been a default in the performance of any
such        obligation, set forth in detail the (i) nature of such
default, (ii) the action taken by the Transferor and              Servicer,
if any, to remedy such default and (iii) the current status of
each such default; if applicable,         insert None.
                                    None
12.   As of the date hereof, to the best knowledge of the
undersigned, no Amortization Event has been           deemed to have
occurred on or prior to such Distribution Date.
13.   As of the date hereof, to the best knowledge of the
undersigned, no Lien has been placed on any of the
      Receivables other than pursuant to the Pooling and Servicing
Agreement (or, if there is a Lien, such               Lien consists of :
____________________________________________).
14.   The amounts specified to be deposited into and withdrawn
from the Collection Account, as well as the           amounts specified to
be paid to the Transferor, the Servicer, the Interest Holder and
the   Certificateholders are all in accordance with the
requirements of the Pooling and Servicing
      Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and
delivered this Certificate this 17th            day of February,  1998.


                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.
January 1998
Household Affinity Credit Card Master Trust I , Series 1993-1
                  Feb 17, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest
            $5.3109375
      2. Principal distribution per $1,000 interest
            $0.0000000
      3. Interest distribution per $1,000 interest
            $5.3109375
B.    Calculation of Class A Interest
      1. Calculation of Class A Certificate Rate
            (a) One-month LIBOR
5.59375000%
            (b) Spread
0.20000000%
            (c) Class A Certificate Rate
5.79375000%
      2. Beginning Principal Amount
$900,000,000.00
      3. Days in Interest Period
33
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
  $1,662,497,968.63                 (b) Collections of Finance Charge
and Administrative Receivables                  $96,472,973.95
            (c) Collections of Principal
  $1,566,024,994.68           2. Allocation of Receivables

            (a) Class A Invested Percentage
            85.00%
            (b) Principal Allocation Percentage
            82.95%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days
$223,926,880.77
                  % of Gross Receivables
3.66%
            (b) Delinquent 30 - 59 days
      $80,869,075.94
                  % of Gross Receivables
1.32%
            (c) Delinquent 60+ days
$181,053,351.05
                  % of Gross Receivables
2.96%
      4. Class A Investor Default Amount
$5,501,631.78
      5. Class A Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class A Investor Charge-offs, if any, for the
Distribution Date             $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
            $0.00
            (c) Total reimbursed to Trust in respect of Class A
Investor Charge-offs          $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
            $0.00
            (e) The amount, if any, by which the outstanding
principal balance of the Class A Certificates
                  exceeds the class A Invested Amount as of the end
of the Distrib Date       $0.00
      6. Allocable Servicing Fee paid for the Distribution Date
                  $1,764,713.33
      7. Deficit Controlled Amortization Amount for the
Distribution Date                   $0.00
D.    Class A Pool Factor
1.0000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period                 $6,027,761,588.51          2. Finance Charge
and Administrative Receivables as of the last day
$98,780,772.86
            of the preceding Due Period
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Distribution
Date              $52,945,000.00
      2. Available Collateral Amount as of the end of the
Distribution Date             $105,883,000.00

Household Finance Corporation
Household Affinity Funding Corp.
January 1998
Household Affinity Credit Card Master Trust I , Series 1993-1
                  Feb 17, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest
            $4.4166667
      2. Principal distribution per $1,000 interest
            $0.0000000
      3. Interest distribution per $1,000 interest
            $4.4166667
B.    Calculation of Class B Interest
      1. Calculation of Class B Certificate Rate
            (a) Class B Coupon
5.30000%
      2. Beginning Invested Amount
$52,945,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
  $1,662,497,968.63                 (b) Collections of Finance Charge
and Administrative Receivables                  $96,472,973.95
            (c) Collections of Principal
  $1,566,024,994.68           2. Allocation of Receivables

            (a) Class B Invested Percentage
            5.00%
            (b) Principal Allocation Percentage
            82.95%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days
$223,926,880.77
                  % of Gross Receivables
3.66%
            (b) Delinquent 30 - 59 days
      $80,869,075.94
                  % of Gross Receivables
1.32%
            (c) Delinquent 60+ days
$181,053,351.05
                  % of Gross Receivables
2.96%
      4. Class B Investor Default Amount
$323,648.77
      5. Class B Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class B Investor Charge-offs, if any, for the
Distribution Date             $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
            $0.00
            (c) Total reimbursed to Trust in respect of Class B
Investor Charge-offs          $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
            $0.00
            (e) The amount, if any, by which the outstanding
principal balance of the Class B Certificates
                  exceeds the Class B Invested Amount as of the end
of the Distrib Date       $0.00
      6. Available Cash Collateral Amount
            (a) Available Cash Collateral Amount at the end of the
Distribution Date       $0.00
            (b) Available Cash Collateral Amount as a percent of
the Class B             0.00000%
                    Invested Amount, each at the end of the
Distribution Date
      7. Available Collateral Invested Amount
            $105,883,000.00
      8. Deficit Controlled Amortization Amount for the
Distribution Date                   $0.00
D.    Class B Pool Factor
1.0000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period                 $6,027,761,588.51          2. Finance Charge
and Administrative Receivables as of the last day
$98,780,772.86
            of the preceding Due Period

                  MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1

                  Class A and Class B Certificates, Series 1993-2


The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and
among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as
follows:
1.    Capitalized terms used in this Certificate shall have the
respective meanings set forth in the Pooling and            Servicing
Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing
      Agreement.
3.    The undersigned is a Servicing Officer.
4.    This Certificate relates to the Distribution Date occurring
on February 17, 1998                      5.    Trust Information.

(a)   The aggregate amount of Collections processed for the Due
Period preceding such Distribution Date               was equal to
 .................................................................
 ................              $1,662,497,968.63
(b)   The aggregate amount of such Collections with respect to
Principal Receivables for the Due Period              preceding such
Distribution Date was equal to
 ..............................................
$1,566,024,994.68
      (i)   The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f)
],  is ..............               26.090%
(c)   The aggregate amount of such Collections with respect to
Finance Charge and Administrative         Receivables and the Defaulted
Amount for the Due Period preceding such Distribution Date was
equal       to
 .................................................................
 ....................................                        $96,472,973.95

      (i)   The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 /
(f) ],  is ......................................18.105%
      (ii)  The amount of such aggregate with respect to Finance
Charge was equal to           $65,795,918.71
      (iii)       The amount of such aggregate with respect to Fees
was equal to ...              $12,549,966.86
      (iv)  The amount of such aggregate with respect to
Interchange was equal to ..         $16,331,552.38
      (v)   The amount of such aggregate with respect to Other
Recoveries was equal to ..     $412,973.00            (vi)  The amount of
such aggregate with respect to Principal Recoveries was equal to
 .$1,382,563.00 (d)      The Gross Defaulted Amount for the preceding
Due Period is .....................................
$38,528,053.93
      (i)   The annualized default rate, (d) *12 / (f),  is
 ............................................                7.34%
      (ii)  The annualized net default rate, [(d)-(c)(vi)] *12 /
(f),  is ................................                   7.07%
(e)   The Portfolio Yield for such Distribution Date
 ...........................................................
11.03%
(f)   The total amount of Principal Receivables in the Trust at
the beginning of the preceding Due Period is                equal to
 .................................................................
 ............................                       $6,302,720,706.68
(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is

 .................................................................
 ................................
$6,027,761,588.51 (h)         The average amount of Principal
Receivables in the Trust during the preceding Due Period (the sum
of    the amounts in clause (f) and the amount in clause (g)
divided by 2) is equal to ....... $6,165,241,147.60 (i)                 The
total amount of Finance Charge and Administrative Receivables in
the Trust as of the last day of                 the immediately preceding
Due Period is .....................................
$98,780,772.86
(j)   The aggregate outstanding gross balance of the Accounts
which were one payment (5-29 days)              delinquent  as of the
close of business on the last day of the calendar month preceding
such        Distribution Date was equal to
 ........................                              $223,926,880.77
(k)   The aggregate outstanding gross balance of the Accounts
which were two payments (30-59 days)            delinquent as of the
close of business on the last day of the calendar month preceding
such Distribution       Date was equal to ........................
                                    $80,869,075.94
(l)   The aggregate outstanding gross balance of the Accounts
which were three or more payments (60+          days) delinquent as of
the close of business on the last day of the calendar month
preceding such          Distribution Date was equal to
 ........................                              $181,053,351.05
(m) The aggregate amount of Trust Excess Principal Collections for such Distribution Date

is...............................................................
 .................                         $1,249,810,579.60
(n)   The aggregate amount of Principal Shortfalls for such
Distribution Date is .....................            $0.00
6.    Group One Information
(a)   The Average Rate for Group One (the weighted average
Certificate Rate reduced to take into account               any payments
made pursuant to interest rate agreements, if any ) is equal to
 .......           5.832%
(b)   Group One Total Investor Collections is equal to
 .............................................................$856
,493,180.52
(c)   Group One Investor Principal Collections is equal to
 .......................................................$806,791,7
99.92
(d)   Group One Investor Finance Charge and Administrative
Collections is equal to ...........$49,701,380.60
(e)   Group One Investor Additional Amounts is equal to
 .....................................................                   $0.00

(f)   Group One Investor Default Amount is equal to
 ...........................................................
$19,849,056.10
(g)   Group One Investor Monthly Fees is equal to
 ...............................................................
$5,411,773.33
(h)   Group One Investor Monthly Interest is equal to
 ..........................................................
$17,047,784.18
7.    Series 1993-2 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period
preceding such Dist Date was equal to 10.512% (b)           The Series
1993-2 Allocation Percentage with respect to the Due Period
preceding such Distribution         Date was equal to
 ...............................................................
                  11.25%
(c) The Floating Allocation Percentage for the Due Period preceding such Distribution Date was equal to

 .................................................................
 ..............................................
82.95%
(d)   The aggregate amount of Reallocated Finance Charge and
Administrative Collections for the Due          Period preceding such
Distribution Date is equal to .................................
      $8,748,994.78
(e)   The Floating Allocation Percentage of Series Allocable
Finance Charge and Administrative Collections               for the Due
Period preceding such Distribution Date is equal to
 ......................................... $9,003,869.75 (f)             Class
A Invested Amount
 .............................................................
            $500,000,000.00
(g)   The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was           equal to
 .................................................................
 ..............                      85.000%
(h)   The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to.$7,436,636.64 (i)              The amount of
Class A Monthly Interest for such Distribution Date is equal to
 ............    $2,333,333.33 (j)         The amount of any Class A
Monthly Interest previously due but not distributed on a prior
Distribution      Date is equal to
 .................................................................
 ......                        $0.00
(k)   The amount of Class A Additional Interest for such
Distribution Date is equal to ......................              $0.00
(l)   The amount of any Class A Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 .........               $0.00
(m)   The Class A Investor Default Amount for such Distribution
Date is equal to ......       $3,056,462.10
(n)   The Allocable Servicing Fee for such Distribution Date is
equal to.......................................  $980,393.33
(o)   The Class A Required Amount, if any, with respect to such
Distribution Date is equal to ............. $0.00 (p)             Class B
Invested Amount
 .................................................................
 .............................       $29,412,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such Distrib Date was equal to  ..5.000%
(r)   The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to .......$437,452.71 (s)                The amount
of Class B Monthly Interest for such Distribution Date is equal
to ...............    $144,609.00 (t)           The amount of any Class B
Monthly Interest previously due but not distributed on a prior
Distribution      Date is equal
to...............................................................
 ...........                   $0.00
(u)   The amount of Class B Additional Interest for such
Distribution Date is equal to .....................$0.00
(v)   The amount of any Class B Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 ..........                    $0.00
(w)   Class B Investor Default Amount for such Distribution Date
is equal to ................        $179,793.33
(x)   The Collateral Invested Percentage of the amount set forth
in Item 7(d) above is equal  to ..$874,905.43 (y)           The Series
1993-2 Principal Shortfall for such Distribution Date is equal to ...................................$0.00
(z)   The Series 1993-2 Excess Principal Collections is equal
to.........................................................             $0.00

(aa)  The amount of Excess Finance Charge and Administrative
Collections with respect to such Distribution               Date is equal
to...............................................................
 ...........                   $1,878,648.83
(bb)  The amount of Excess Finance Charge and Administrative
Collections referred to in Item 7(aa) will be               available to be
distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with
respect to such Distribution Date..     $0.00               (ii)  to
reimburse Class A Investor Charge-Offs.........................
                  $0.00
      (iii)       to pay current or overdue Class B Monthly
Interest, Class B Additional Interest or the                      Cumulative
Excess Interest Amount
 .................................................................
 ...   $0.00
      (iv)  to fund the Class B Investor Default Amount with
respect to such Distrib Date     $179,793.33                (v)   to
reimburse certain previous reductions in the Class B Invested
Amount            $0.00
      (vi)  to pay any portion of the Allocable Servicing Fee not
paid pursuant to clause (i) above ...$0.00            (vii)       to fund
the Collateral Investor Default Amount with respect to such
Distrib Date   $359,586.65          (viii)      to reimburse certain
previous reductions in the Collateral Invested Amount
 ...............$0.00
      (ix)  to make any required deposit in the Cash Collateral
Account..         $0.00
(cc) The amount of Subordinated Principal Collections with respect to such Distribution Date is equal

to...............................................................
 ......................................................
$21,923,830.65
(dd)  The Principal Allocation Percentage is equal to
 .................................................................
 ....  82.95%
(ee)  The total amount to be distributed to Class A
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
                        $0.00
(ff)  The total amount to be distributed to Class B
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
                        $0.00
(gg)  The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to             $0.00
(hh)  The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is             equal
to...............................................................
 ...................................                               $0.00
(ii)  The amount of Class B Investor Charge-Offs and other
reductions in the Class B Invested Amount for               such
Distribution Date is equal
to......................................
$0.00
(jj)  The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is             equal
to...............................................................
 .....................................                       $0.00
(kk)  The Class A Invested Amount at the close of business on such
Distribution Date (after giving effect to             all payments and
adjustments on such Distribution Date) will be equal to
 .................       $500,000,000.00
(ll)  The Class B Invested Amount at the close of business on such
Distribution Date (after giving effect to             all payments and
adjustments on such Distribution Date) will be equal to
 ...................     $29,412,000.00
(mm)  The Available Collateral Amount as of the close of business
on the preceding Distribution Date (after             giving effect to any
withdrawal from the Collateral Account) was equal to
 ....................$58,824,000.00
(nn)  The Required Collateral Amount as of the close of business
on such Distribution Date, after giving               effect to any
withdrawal from the Collateral Account and payments to the
Collateral Interest Holder on
      such Distribution Date, will be equal
to...............................................................
 .......     $58,824,000.00
(oo)  The ratio of the Required Collateral Amount to the Class B
Invested Amount as of the close of business           on such Distribution
Date, after giving effect to any withdrawal from the Collateral
Account and       payments to the Collateral Interest Holder on such
Distribution Date, will be equal to .............200.000%
(pp)  The Cumulative Excess Interest Amount as of the close of
business on such Distribution Date, after             giving effect to any
payments of interest to Class B Certificateholders on such
Distribution Date, will       be equal to
 .............................                                           $0.00

8.    Total amount to be on deposit in the Collection Account
(after giving effect to allocations required to             be made
pursuant to the terms of all other Series now outstanding and to
the payment of the Servicer's             fee and funding of investor
default amounts) prior to making distributions on such
Distribution Dates is         equal to .................
                              $4,172,759.37
9.    The total amount to be allocated according to the terms of
the Collateral Agreement on such          Distribution Date is equal to
 .................................................................
 ...........             $1,694,817.04
10.   Total amount to be distributed from the Collection Account
to the Servicer in respect of the unpaid              Allocable Servicing
Fee for the preceding Due Period on such Distribution Date (after
taking into             consideration the amounts which have been
netted with respect to this Series against deposits to the
      Collection Account) is equal
to...............................................
$0.00
11.   As of the date hereof, to the best knowledge of the
undersigned, the Servicer has performed in all              material
respects all its obligations under the Pooling and Servicing
Agreement through the Due Period          preceding such Distribution
Date or, if there has been a default in the performance of any
such        obligation, set forth in detail the (i) nature of such
default, (ii) the action taken by the Transferor and              Servicer,
if any, to remedy such default and (iii) the current status of
each such default; if applicable,         insert None.
                                    None
12.   As of the date hereof, to the best knowledge of the
undersigned, no Amortization Event has been           deemed to have
occurred on or prior to such Distribution Date.
13.   As of the date hereof, to the best knowledge of the
undersigned, no Lien has been placed on any of the
      Receivables other than pursuant to the Pooling and Servicing
Agreement (or, if there is a Lien, such               Lien consists of :
____________________________________________).
14.   The amounts specified to be deposited into and withdrawn
from the Collection Account, as well as the           amounts specified to
be paid to the Transferor, the Servicer, the Interest Holder and
the   Certificateholders are all in accordance with the
requirements of the Pooling and Servicing
      Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and
delivered this Certificate this 17th            day of February,  1998.


                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.
January 1998
Household Affinity Credit Card Master Trust I , Series 1993-2
                  Feb 17, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest
            $4.666666660
      2. Principal distribution per $1,000 interest
            $0.000000000
      3. Interest distribution per $1,000 interest
            $4.666666660
B.    Calculation of Class A Interest
      $0.000000000
      1. Class A Coupon
$0.056000000
      2. Beginning Principal Amount
$500,000,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
$1,662,497,968.63
            (b) Collections of Finance Charge and Administrative
Receivables             $96,472,973.95
            (c) Collections of Principal
$1,566,024,994.68
      2. Allocation of Receivables
            (a) Class A Invested Percentage
      85.000%
            (b) Principal Allocation Percentage
      82.948%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days
$223,926,880.77
                  % of Gross Receivables
3.66%
            (b) Delinquent 30 - 59 days
      $80,869,075.94
                  % of Gross Receivables
1.32%
            (c) Delinquent 60+ days
$181,053,351.05
                  % of Gross Receivables
2.96%
      4. Class A Investor Default Amount
$3,056,462.10
      5. Class A Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class A Investor Charge-offs, if any, for the
Distribution Date             $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
            $0.00
            (c) Total reimbursed to Trust in respect of Class A
Investor Charge-offs          $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
            $0.00
            (e) The amount, if any, by which the outstanding
principal balance of the Class A Certificates
                  exceeds the class A Invested Amount as of the end
of the Distrib Date      $0.00                  6. Allocable Servicing
Fee paid for the Distribution Date                          $980,393.33
      7. Deficit Controlled Amortization Amount for the
Distribution Date                   $0.000000000
D.    Class A Pool Factor
1.0000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period                 $6,027,761,588.51          2. Finance Charge
and Admin Recvbls as of the last day of the preceding Due Period
$98,780,772.86
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Distribution
Date              $29,412,000.00
      2. Available Collateral Amount as of the end of the
Distribution Date             $58,824,000.00

Household Finance Corporation
Household Affinity Funding Corp.
January 1998
Household Affinity Credit Card Master Trust I , Series 1993-2
                  Feb 17, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    1. Total distribution per $1,000 interest
            $4.9166667
      2. Principal distribution per $1,000 interest
            $0.0000000
      3. Interest distribution per $1,000 interest
            $4.9166667
B.    Calculation of Class B Interest
      1. Class B Coupon
5.900%
      2. Beginning Invested Amount
$29,412,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
$1,662,497,968.63
            (b) Collections of Finance Charge and Administrative
Receivables             $96,472,973.95
            (c) Collections of Principal
$1,566,024,994.68
      2. Allocation of Receivables
            (a) Class B Invested Percentage
      5.000%
            (b) Principal Allocation Percentage
      82.948%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days
$223,926,880.77
                  % of Gross Receivables
3.66%
            (b) Delinquent 30 - 59 days
      $80,869,075.94
                  % of Gross Receivables
1.32%
            (c) Delinquent 60+ days
$181,053,351.05
                  % of Gross Receivables
2.96%
      4. Class B Investor Default Amount
$179,793.33
      5. Class B Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class B Investor Charge-offs, if any, for the
Distribution Date             $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
            $0.00
            (c) Total reimbursed to Trust in respect of Class B
Investor Charge-offs          $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
            $0.00
            (e) The amount, if any, by which the outstanding
principal balance of the Class B Certificates
                  exceeds the Class B Invested Amount as of the end
of the Distrib Date      $0.00                  6. Available Cash
Collateral Amount
            (a) Available Cash Collateral Amount at the end of the
Distribution Date       $0.00
            (b) Available Cash Collateral Amount as a percent of
the Class B             0.00%
                    Invested Amount, each at the end of the
Distribution Date
      7. Available Collateral Amount
      $58,824,000.00
      8. Deficit Controlled Amortization Amount for the
Distribution Date                   $0.00
D.    Class B Pool Factor                                               $1.00

E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period        $6,027,761,588.51
      2. Finance Charge and Admin Recvbls as of the last day of
the preceding Due Period      $98,780,772.86

                  MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1

                  Class A and Class B Certificates, Series 1994-1


The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and
among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as
follows:
1.    Capitalized terms used in this Certificate shall have the
respective meanings set forth in the Pooling and            Servicing
Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing
      Agreement.
3.    The undersigned is a Servicing Officer.
4.    This Certificate relates to the Distribution Date occurring
on February 17, 1998                      5.    Trust Information.

(a)   The aggregate amount of Collections processed for the Due
Period preceding such Distribution Date               was equal to
 .................................................................
 ................              $1,662,497,968.63
(b)   The aggregate amount of such Collections with respect to
Principal Receivables for the Due Period              preceding such
Distribution Date was equal to
 ...........................................           $1,566,024,994.68
      (i)   The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f)
],  is ..............               26.09%
(c)   The aggregate amount of such Collections with respect to
Finance Charge and Administrative         Receivables and the Defaulted
Amount for the Due Period preceding such Distribution Date was
equal       to
 .................................................................
 ....................................                        $96,472,973.95

      (i)   The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 /
(f) ],  is ......................................           18.10%
      (ii)  The amount of such aggregate with respect to Finance
Charge was equal to     $65,795,918.71
      (iii)       The amount of such aggregate with respect to Fees
was equal to ...              $12,549,966.86
      (iv)  The amount of such aggregate with respect to
Interchange was equal to ..         $16,331,552.38
      (v)   The amount of such aggregate with respect to Other
Recoveries was equal to .      $412,973.00            (vi)  The amount of
such aggregate with respect to Principal Recoveries was equal to
$1,382,563.00 (d)       The Gross Defaulted Amount for the preceding
Due Period is ........................................
$38,528,053.93          (i)   The annualized default rate, (d) *12 /
(f),  is ............................................
7.34%
      (ii)  The annualized net default rate, [(d)-(c)(vi)] *12 /
(f),  is ............................................             7.07%
(e)   The Portfolio Yield for such Distribution Date
 .................................................................
 .............     11.03%
(f)   The total amount of Principal Receivables in the Trust at
the beginning of the preceding Due Period is                equal to
 .................................................................
 ............................                       $6,302,720,706.68
(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is

 .................................................................
 ................................
$6,027,761,588.51 (h)         The average amount of Principal
Receivables in the Trust during the preceding Due Period (the sum
of    the amounts in clause (f) and the amount in clause (g)
divided by 2) is equal to ....... $6,165,241,147.60 (i)                 The
total amount of Finance Charge and Administrative Receivables in
the Trust as of the last day of           the immediately preceding Due
Period is .....................................
$98,780,772.86
(j)   The aggregate outstanding gross balance of the Accounts
which were one payment (5-29 days)              delinquent  as of the
close of business on the last day of the calendar month preceding
such        Distribution Date was equal to
 ........................                              $223,926,880.77
(k)   The aggregate outstanding gross balance of the Accounts
which were two payments (30-59 days)            delinquent as of the
close of business on the last day of the calendar month preceding
such Distribution       Date was equal to ........................
                                    $80,869,075.94
(l)   The aggregate outstanding gross balance of the Accounts
which were three or more payments (60+          days) delinquent as of
the close of business on the last day of the calendar month
preceding such          Distribution Date was equal to
 ........................                              $181,053,351.05
(m)   The aggregate amount of Trust Excess Principal Collections
for such Distrib Date is  $1,249,810,579.60 (n)             The aggregate
amount of Principal Shortfalls for such Distribution Date is
 ......................        $0.00
6.    Group One Information
(a)   The Average Rate for Group One (the weighted average
Certificate Rate reduced to take into account               any payments
made pursuant to interest rate agreements, if any ) is equal to
 ...........................         5.83%
(b)   Group One Total Investor Collections is equal to
 .........................................................
$856,493,180.52 (c)     Group One Investor Principal Collections is
equal to
 ........................................................$806,791,
799.92 (d)        Group One Investor Finance Charge and
Administrative Collections is equal to ...........
$49,701,380.60 (e)      Group One Investor Additional Amounts is
equal to
 .................................................................
 .     $0.00
(f)   Group One Investor Default Amount is equal to
 ..............................................................$19
,849,056.10
(g)   Group One Investor Monthly Fees is equal to
 .................................................................
 .$5,411,773.33
(h)   Group One Investor Monthly Interest is equal to
 .............................................................$17,
047,784.18
7.    Series 1994-1 Information
(a)   The Series Adj Portfolio Yield for the Due Period preceding such Distrib Date was equal to........11.13%
(b)   The Series 1994-1 Allocation Percentage with respect to the
Due Period preceding such Distribution          Date was equal to
 ...............................................................
                  19.13%
(c) The Floating Allocation Percentage for the Due Period preceding such Distribution Date was equal to

 .................................................................
 ..............................................
82.95%
(d)   The aggregate amount of Reallocated Finance Charge and
Administrative Collections for the Due          Period preceding such
Distribution Date is equal to .........
$15,388,194.14
(e)   The Floating Allocation Percentage of Series Allocable
Finance Charge and Administrative Collections               for the Due
Period preceding such Distribution Date is equal to
$15,306,560.20
(f)   Class A Invested Amount
 .................................................................
 ...........             $850,000,000.00
(g)   The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was           equal to
 .................................................................
 ..............                      85.00%
(h)   The Class A Inv Percentage of the amount set forth in Item
7(d) above was equal to       $13,079,965.02
(i)   The amount of Class A Monthly Interest for such Distribution
Date is equal to ...........        $4,475,338.54
(j)   The amount of any Class A Monthly Interest previously due
but not distributed on a prior Distribution           Date is equal to
 .................................................................
 ...                     $0.00
(k)   The amount of Class A Additional Interest for such
Distribution Date is equal to .....             $0.00
(l)   The amount of any Class A Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 .........         $0.00
(m)   The Class A Investor Default Amount for such Distribution
Date is equal to ......       $5,195,985.57
(n)   The Allocable Servicing Fee for such Distribution Date is
equal to.......................................$1,666,666.67
(o)   The Class A Required Amount, if any, with respect to such
Distribution Date is equal to .....   $0.00
(p)   Class B Invested Amount
 .................................................................
 ..............................            $50,000,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such Distrib Date was equal to 5.00%
(r)   The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to .......$769,409.71 (s)                The amount
of Class B Monthly Interest for such Distribution Date is equal to ............. $252,083.33
(t)   The amount of any Class B Monthly Interest previously due
but not distributed on a prior Distribution           Date is equal
to...............................................................
 ...........                   $0.00
(u)   The amount of Class B Additional Interest for such
Distribution Date is equal to .........          $0.00
(v)   The amount of any Class B Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 ..........              $0.00
(w)   Class B Investor Default Amount for such Distribution Date
is equal to ..........        $305,646.21
(x)   The Collateral Invested Percentage of the amount set forth
in Item 7(d) above is equal to..$1,538,819.41 (y)           The Series
1994-1 Principal Shortfall for such Distribution Date is  equal
to ...........................$0.00             (z)   The Series 1994-1
Excess Principal Collections is equal
to......................................................$0.00
(aa)  The amount of Excess Finance Charge and Administrative
Collections with respect to such Distribution               Date is equal
to...............................................................
 ...........                   $3,193,692.95
(bb)  The amount of Excess Finance Charge and Administrative
Collections referred to in Item 7(aa) will be               available to be
distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with
respect to such Distribution
            Date.................................................
                        $0.00
      (ii)  to reimburse Class A Investor
Charge-Offs.........................                        $0.00
      (iii)       to pay current or overdue Class B Monthly
Interest, Class B Additional Interest or the                      Cumulative
Excess Interest Amount
 .................................................................
 ...    $0.00
      (iv)  to fund the Class B Investor Default Amount with
respect to such Distribution
            Date..................................................
                        $305,646.21
      (v)   to reimburse certain previous reductions in the Class B
Invested Amount ..............   $0.00
      (vi)  to pay any portion of the Allocable Servicing Fee not paid pursuant to clause (i) above $0.00
      (vii)       to fund the Collateral Investor Default Amount
with respect to such Distribution
            Date..................................................
                        $611,292.42
      (viii)      to reimburse certain previous reductions in the
Collateral Invested Amount .....       $0.00
      (ix)  to make any required deposit in the Cash Collateral
Account..         $0.00
(cc) The amount of Subordinated Principal Collections with respect to such Distribution Date is equal

to...............................................................
 ......................................................
$37,270,213.95
(dd)  The Principal Allocation Percentage is equal to
 .................................................................
 ....82.95%
(ee)  The total amount to be distributed to Class A
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
                  $0.00
(ff)  The total amount to be distributed to Class B
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
                  $0.00
(gg)  The amount of Class A Investor Charge-Offs for such
Distribution Date is equal  to ..........    $0.00
(hh)  The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is             equal to
 .................................................................
 ............................................................
$0.00
(ii)  The amount of Class B Investor Charge-Offs and other
reductions in the Class B Invested              Amount for such
Distribution Date is equal
to......................................              $0.00
(jj)  The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is             equal
to...............................................................
 .....................................                 $0.00
(kk)  The Class A Invested Amount at the close of business on such
Distribution Date (after giving effect to             all payments and
adjustments on such Distribution Date) will be equal  to .......
        $850,000,000.00 (ll)        The Class B Invested Amount at the
close of business on such Distribution Date (after giving effect
to    all payments and adjustments on such Distribution Date) will
be equal to ..........           $50,000,000.00 (mm)              The
Available Collateral Amount as of the close of business on the
preceding Distribution Date (after              giving effect to any
withdrawal from the Collateral Account) was equal to
 ...............$100.000.000.00
(nn)  The Required Collateral Amount as of the close of business
on such Distribution Date, after giving               effect to any
withdrawal from the Collateral Account and payments to the
Collateral Interest Holder on
      such Distribution Date, will be equal
to...............................................................
 .......$100,000,000.00
(oo)  The ratio of the Required Collateral Amount to the Class B
Invested Amount as of the close of business           on such Distribution
Date, after giving effect to any withdrawal from the Collateral
Account and       payments to the Collateral Interest Holder on such
Distribution Date, will be equal to ....200.00%
(pp)  The Cumulative Excess Interest Amount as of the close of
business on such Distribution Date, after             giving effect to any
payments of interest to Class B Certificateholders on such
Distribution Date, will       be equal to
 .............................                                           $0.00

8.    Total amount to be on deposit in the Collection Account
(after giving effect to allocations required to             be made
pursuant to the terms of all other Series now outstanding and to
the payment of the Servicer's             fee and funding of investor
default amounts) prior to making distributions on such
Distribution Dates is         equal to .................
                              $7,608,603.27
9.    The total amount to be allocated according to the terms of
the Collateral Agreement on such          Distribution Date is equal to
 .................................................................
 ...........             $2,276,754.32
10.   Total amount to be distributed from the Collection Account
to the Servicer in respect of the unpaid              Allocable Servicing
Fee for the preceding Due Period on such Distribution Date (after taking into
      consideration the amounts which have been netted with
respect to this Series against deposits to the              Collection
Account) is equal
to...............................................
$0.00
11.   As of the date hereof, to the best knowledge of the
undersigned, the Servicer has performed in all              material
respects all its obligations under the Pooling and Servicing
Agreement through the Due Period          preceding such Distribution
Date or, if there has been a default in the performance of any
such        obligation, set forth in detail the (i) nature of such
default, (ii) the action taken by the Transferor and              Servicer,
if any, to remedy such default and (iii) the current status of
each such default; if applicable,         insert None.
                              None
12.   As of the date hereof, to the best knowledge of the
undersigned, no Amortization Event has been           deemed to have
occurred on or prior to such Distribution Date.
13.   As of the date hereof, to the best knowledge of the
undersigned, no Lien has been placed on any of the
      Receivables other than pursuant to the Pooling and Servicing
Agreement (or, if there is a Lien, such               Lien consists of:
                                          $0.00
14.   The amounts specified to be deposited into and withdrawn
from the Collection Account, as well as the           amounts specified to
be paid to the Transferor, the Servicer, the Interest Holder and
the   Certificateholders are all in accordance with the
requirements of the Pooling and Servicing Agreement.


      IN WITNESS WHEREOF, the undersigned has duly executed and
delivered this Certificate this 17th            day of February,  1998.


                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.
January 1998
Household Affinity Credit Card Master Trust I , Series 1994-1
                  Feb 17, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest
            $5.2651042
      2. Principal distribution per $1,000 interest
            $0.0000000
      3. Interest distribution per $1,000 interest
            $5.2651042
B.    Calculation of Class A Interest
      1. Calculation of Class A Certificate Rate
            (a) One-month LIBOR
5.593750000%
            (b) Spread
0.150000000%
            (c) Class A Certificate Rate
5.743750000%
      2. Beginning Principal Amount
$850,000,000.00
      3. Days in Interest Period
33
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
$1,662,497,968.63
            (b) Collections of Finance Charge and Administrative
Receivables             $96,472,973.95
            (c) Collections of Principal
$1,566,024,994.68
      2. Allocation of Receivables
            (a) Class A Invested Percentage
      85.00%
            (b) Principal Allocation Percentage
      82.95%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days
$223,926,880.77
                  % of Gross Receivables
3.66%
            (b) Delinquent 30 - 59 days
      $80,869,075.94
                  % of Gross Receivables
1.32%
            (c) Delinquent 60+ days
$181,053,351.05
                  % of Gross Receivables
2.96%
      4. Class A Investor Default Amount
$5,195,985.57
      5. Class A Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class A Investor Charge-offs, if any, for the
Distribution Date             $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
            $0.00
            (c) Total reimbursed to Trust in respect of Class A
Investor Charge-offs          $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
            $0.00
            (e) The amount, if any, by which the outstanding
principal balance of the Class A Certificates
                  exceeds the class A Invested Amount as of the end
of the Distribution Date      $0.00             6. Allocable Servicing
Fee paid for the Distribution Date                          $1,666,666.67
      7. Deficit Controlled Amortization Amount for the
Distribution Date                   $0.00
D.    Class A Pool Factor
1.0000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period        $6,027,761,588.51
      2. Finance Charge and Administrative Receivables as of the last day of the preceding Due Period

$98,780,772.86
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Distribution
Date              $50,000,000.00
      2. Available Collateral Amount as of the end of the
Distribution Date             $100,000,000.00

Household Finance Corporation
Household Affinity Funding Corp.
January 1998
Household Affinity Credit Card Master Trust I , Series 1994-1
                  Feb 17, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest
            $5.041666600
      2. Principal distribution per $1,000 interest
            $0.000000000
      3. Interest distribution per $1,000 interest
            $5.041666600
B.    Calculation of Class B Interest
      1. Class B Coupon
6.0500000%
      2. Beginning Invested Amount
$50,000,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
$1,662,497,968.63
            (b) Collections of Finance Charge and Administrative
Receivables             $96,472,973.95
            (c) Collections of Principal
$1,566,024,994.68
      2. Allocation of Receivables
            (a) Class B Invested Percentage
      5.000%
            (b) Principal Allocation Percentage
      82.95%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days
$223,926,880.77
                  % of Gross Receivables
3.66%
            (b) Delinquent 30 - 59 days
      $80,869,075.94
                  % of Gross Receivables
1.32%
            (c) Delinquent 60+ days
$181,053,351.05
                  % of Gross Receivables
2.96%
      4. Class B Investor Default Amount
$305,646.21
      5. Class B Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class B Investor Charge-offs, if any, for the
Distribution Date             $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
            $0.00
            (c) Total reimbursed to Trust in respect of Class B
Investor Charge-offs          $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
            $0.00
            (e) The amount, if any, by which the outstanding
principal balance of the Class B Certificates
                  exceeds the Class B Invested Amount as of the end
of the Distribution Date      $0.00             6. Available Cash
Collateral Amount
            (a) Available Cash Collateral Amount at the end of the
Distribution Date       $0.00
            (b) Available Cash Collateral Amount as a percent of
the Class B Invested Amount, each at the                          end of the
Distribution Date                               0.00%                   7.
Available Collateral Amount
$100,000,000.00
      8. Deficit Controlled Amortization Amount for the
Distribution Date                   $0.00
D.    Class B Pool Factor                                               1.00

E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period        $6,027,761,588.51
      2. Finance Charge and Administrative Receivables as of the
last day                $98,780,772.86
            of the preceding Due Period

                  MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1

                  Class A and Class B Certificates, Series 1995-1


The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and
among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as
follows:
1.    Capitalized terms used in this Certificate shall have the
respective meanings set forth in the Pooling and            Servicing
Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing
      Agreement.
3.    The undersigned is a Servicing Officer.
4.    This Certificate relates to the Distribution Date occurring
on February 17, 1998                      5.    Trust Information.

(a)   The aggregate amount of Collections processed for the Due
Period preceding such Distribution Date               was equal to
 .................................................................
 ................              $1,662,497,968.63
(b)   The aggregate amount of such Collections with respect to
Principal Receivables for the Due Period              preceding such
Distribution Date was equal to
 ........................................              $1,566,024,994.68
      (i)   The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f)
],  is ..............               26.090%
(c)   The aggregate amount of such Collections with respect to
Finance Charge and Administrative         Receivables and the Defaulted
Amount for the Due Period preceding such Distribution Date was
equal       to
 .................................................................
 ....................................                        $96,472,973.95

      (i)   The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 /
(f) ],  is ......................................18.105%
      (ii)  The amount of such aggregate with respect to Finance
Charge was equal to     $65,795,918.71
      (iii)       The amount of such aggregate with respect to Fees
was equal to ...              $12,549,966.86
      (iv)  The amount of such aggregate with respect to
Interchange was equal to ..         $16,331,552.38
      (v)   The amount of such aggregate with respect to Other
Recoveries was equal to ..     $412,973.00            (vi)  The amount of
such aggregate with respect to Principal Recoveries was equal to
 .$1,382,563.00 (d)      The Gross Defaulted Amount for the preceding
Due Period is
 .........................................$38,528,053.93
      (i)   The annualized default rate, (d) *12 / (f),  is
 ............................................                7.336%
      (ii)  The annualized net default rate, [(d)-(c)(vi)] *12 /
(f),  is .................................            7.072%
(e)   The Portfolio Yield for such Distribution Date
 ...............................................................
11.032%
(f)   The total amount of Principal Receivables in the Trust at
the beginning of the preceding Due Period is                equal to
 .................................................................
 ............................              $6,302,720,706.68
(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is

 .................................................................
 ................................                      $6,027,761,588.51
(h)   The average amount of Principal Receivables in the Trust
during the preceding Due Period (the sum of           the amounts in
clause (f) and the amount in clause (g) divided by 2) is equal to
 ........$6,165,241,147.60 (i)       The total amount of Finance Charge
and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
 .....................................                       $98,780,772.86

(j)   The aggregate outstanding gross balance of the Accounts
which were one payment (5-29 days)              delinquent  as of the
close of business on the last day of the calendar month preceding
such        Distribution Date was equal to
 ........................                        $223,926,880.77
(k)   The aggregate outstanding gross balance of the Accounts
which were two payments (30-59 days)            delinquent as of the
close of business on the last day of the calendar month preceding
such Distribution       Date was equal to ........................
                              $80,869,075.94
(l)   The aggregate outstanding gross balance of the Accounts
which were three or more payments (60+          days) delinquent as of
the close of business on the last day of the calendar month
preceding such          Distribution Date was equal to
 ........................                        $181,053,351.05
(m) The aggregate amount of Trust Excess Principal Collections for such Distribution Date

is...............................................................
 .................                   $1,249,810,579.60
(n)   The aggregate amount of Principal Shortfalls for such
Distribution Date is ......................$0.00
6.    Group One Information
(a)   The Average Rate for Group One (the weighted average
Certificate Rate reduced to take into account               any payments
made pursuant to interest rate agreements, if any ) is equal to
 ...................5.832%
(b)   Group One Total Investor Collections is equal to
 .....................................................
$856,493,180.52
(c)   Group One Investor Principal Collections is equal to
 ................................................            $806,791,799.92

(d)   Group One Investor Finance Charge and Administrative
Collections is equal to ........          $49,701,380.60
(e)   Group One Investor Additional Amounts is equal to
 ..................................................                      $0.00

(f)   Group One Investor Default Amount is equal to
 ........................................................
$19,849,056.10
(g)   Group One Investor Monthly Fees is equal to
 ............................................................
$5,411,773.33
(h)   Group One Investor Monthly Interest is equal to
 .......................................................
$17,047,784.18
7.    Series 1995-1 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period
preceding such Distri Date was equal to 11.19%
(b)   The Series 1995-1 Allocation Percentage with respect to the
Due Period preceding such Distribution          Date was equal to
 ...............................................................
                        11.48%
(c)   The Floating Allocation Percentage for the Due Period
preceding such Distri Date was equal to 82.95%
(d)   The aggregate amount of Reallocated Finance Charge and
Administrative Collections for the Due          Period preceding such
Distribution Date is equal to ..............................
      $9,262,582.12
(e)   The Floating Allocation Percentage of Series Allocable
Finance Charge and Administrative Collections               for the Due
Period preceding such Distribution Date is equal to
 ..........................          $9,183,936.12
(f)   Class A Invested Amount
 .................................................................
 .................             $522,000,000.00
(g)   The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was           equal to
 .................................................................
 ..............                      87.000%
(h)   The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to $8,058,446.45 (i)              The amount of
Class A Monthly Interest for such Distribution Date is equal to
 ............$2,748,384.38
(j)   The amount of any Class A Monthly Interest previously due
but not distributed on a prior Distribution           Date is equal to
 .................................................................
 ......                        $0.00
(k)   The amount of Class A Additional Interest for such
Distribution Date is equal to ...........             $0.00
(l)   The amount of any Class A Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 .........               $0.00
(m)   The Class A Investor Default Amount for such Distribution
Date is equal to ...............          $3,190,946.43
(n)   The Allocable Servicing Fee for such Distribution Date is
equal to.......................................$1,000,000.00
(o)   The Class A Required Amount, if any, with respect to such
Distribution Date is equal to ...............$0.00 (p)            Class B
Invested Amount
 .................................................................
 .............................       $24,000,000.00
(q)   The Class B Invested Percentage for the Due Period preceding
such Distrib Date was equal to   4.000%
(r)   The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to ...$370,503.28
(s)   The amount of Class B Monthly Interest for such Distribution
Date is equal to ............$154,000.00
(t)   The amount of any Class B Monthly Interest previously due
but not distributed on a prior Distribution           Date is equal
to...............................................................
 ...........                   $0.00
(u)   The amount of Class B Additional Interest for such
Distribution Date is equal to ..........              $0.00
(v)   The amount of any Class B Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 ..........                    $0.00
(w)   Class B Investor Default Amount for such Distribution Date
is equal to  ...............        $146,710.18
(x)   The Collateral Invested Percentage of the amount set forth in Item 7(d) above is equal to ..$833,632.39
(y)   The Series 1995-1 Principal Shortfall for such Distribution
Date is equal  to ........                $0.00
(z)   The Series 1995-1 Excess Principal Collections is equal
to.........................................................             $0.00

(aa)  The amount of Excess Finance Charge and Administrative
Collections with respect to such Distribution               Date is equal
to...............................................................
 ...........                   $2,169,251.31
(bb)  The amount of Excess Finance Charge and Administrative
Collections referred to in Item 7(aa) will be               available to be
distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with
respect to such Distribution Date     $0.00
      (ii)  to reimburse Class A Investor
Charge-Offs.........................                              $0.00
      (iii)       to pay current or overdue Class B Monthly
Interest, Class B Additional Interest or the                      Cumulative
Excess Interest Amount
 .................................................................
 ...   $0.00
      (iv)  to fund the Class B Investor Default Amount with
respect to such Distrib Date     $146,710.18                (v)   to
reimburse certain previous reductions in the Class B Invested
Amount  ........        $0.00
      (vi)  to pay the Collateral Monthly Interest for such
Distribution Date equal  to ....          $326,390.63
      (vii)       to pay any portion of the Allocable Servicing Fee
not paid pursuant to clause (i) above ...$0.00              (viii)      to
fund the Collateral Investor Default Amount with respect to such
Distribution
            Date..................................................
                        $330,097.91
      (ix)  to reimburse certain previous reductions in the
Collateral Invested Amount ........             $0.00
      (x)   to make any required deposit in the Cash Collateral
Account..         $0.00
(cc) The amount of Subordinated Principal Collections with respect to such Distribution Date is equal

to...............................................................
 ......................................................
$19,380,511.25
(dd)  The Principal Allocation Percentage is equal to
 .................................................................
 ...........       82.95%
(ee)  The total amount to be distributed to Class A
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
                  $0.00
(ff)  The total amount to be distributed to Class B
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
                  $0.00
(gg)  The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to ........          $0.00
(hh)  The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is             equal
to...............................................................
 ...................................                         $0.00
(ii)  The amount of Class B Investor Charge-Offs and other
reductions in the Class B Invested Amount for               such
Distribution Date is equal
to......................................                                $0.00

(jj)  The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is             equal
to...............................................................
 .....................................                 $0.00
(kk)  The Class A Invested Amount at the close of business on such
Distribution Date (after giving effect to             all payments and
adjustments on such Distribution Date) will be equal to ......
$522,000,000.00
(ll)  The Class B Invested Amount at the close of business on such
Distribution Date (after giving effect to             all payments and
adjustments on such Distribution Date) will be equal to .......
$24,000,000.00
(mm)  The Available Collateral Amount as of the close of business
on the preceding Distribution Date (after             giving effect to any
withdrawal from the Collateral Account) was equal to
 ............      $54,000,000.00
(nn)  The Required Collateral Amount as of the close of business
on such Distribution Date, after giving               effect to any
withdrawal from the Collateral Account and payments to the
Collateral Interest Holder on
      such Distribution Date, will be equal
to...............................................................
 ................ $54,000,000.00 (oo)            The ratio of the Required
Collateral Amount to the Class B Invested Amount as of the close
of business       on such Distribution Date, after giving effect to
any withdrawal from the Collateral Account and              payments to the
Collateral Interest Holder on such Distribution Date, will be equal to ......225.000%
(pp)  The Cumulative Excess Interest Amount as of the close of
business on such Distribution Date, after             giving effect to any
payments of interest to Class B Certificateholders on such
Distribution Date, will       be equal to
 .............................                                           $0.00

8.    Total amount to be on deposit in the Collection Account
(after giving effect to allocations required to             be made
pursuant to the terms of all other Series now outstanding and to
the payment of the Servicer's             fee and funding of investor
default amounts) prior to making distributions on such
Distribution Dates is         equal to .................
                              $4,594,827.60
9.    The total amount to be allocated according to the terms of
the Collateral Agreement on such          Distribution Date is equal to
 .................................................................
 ...........             $1,692,443.22
10.   Total amount to be distributed from the Collection Account
to the Servicer in respect of the unpaid              Allocable Servicing
Fee for the preceding Due Period on such Distribution Date (after
taking into             consideration the amounts which have been
netted with respect to this Series against deposits to the
      Collection Account) is equal
to...............................................
$0.00
11.   As of the date hereof, to the best knowledge of the
undersigned, the Servicer has performed in all              material
respects all its obligations under the Pooling and Servicing
Agreement through the Due Period          preceding such Distribution
Date or, if there has been a default in the performance of any
such        obligation, set forth in detail the (i) nature of such
default, (ii) the action taken by the Transferor and              Servicer,
if any, to remedy such default and (iii) the current status of
each such default; if applicable,         insert None.
                              None
12.   As of the date hereof, to the best knowledge of the
undersigned, no Amortization Event has been           deemed to have
occurred on or prior to  such Distribution Date.
13.   As of the date hereof, to the best knowledge of the
undersigned, no Lien has been placed on any of the
      Receivables other than pursuant to the Pooling and Servicing
Agreement (or, if there is a Lien, such               Lien consists of :
____________________________________________).
14.   The amounts specified to be deposited into and withdrawn
from the Collection Account, as well as the           amounts specified to
be paid to the Transferor, the Servicer, the Interest Holder and
the   certificateholders are all in accordance with the
requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and
delivered this Certificate this 17th            day of February,  1998.


                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.
January 1998
Household Affinity Credit Card Master Trust I , Series 1995-1
                  Feb 17, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest
            $5.265104176
      2. Principal distribution per $1,000 interest
            $0.00
      3. Interest distribution per $1,000 interest
            $5.265104176
B.    Calculation of Class A Interest
      1. Calculation of Class A Certificate Rate
            (a) One-month LIBOR
5.593750000%
            (b) Spread
0.1500%
            (c) Class A Certificate Rate
5.743750000%
      2. Beginning Principal Amount
$522,000,000.00
      3. Days in Interest Period
            33
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
$1,662,497,968.63
            (b) Collections of Finance Charge and Administrative
Receivables             $96,472,973.95
            (c) Collections of Principal
$1,566,024,994.68
      2. Allocation of Receivables
            (a) Class A Invested Percentage
      87.00%
            (b) Principal Allocation Percentage
      82.95%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days
$223,926,880.77
                  % of Gross Receivables
3.66%
            (b) Delinquent 30 - 59 days
      $80,869,075.94
                  % of Gross Receivables
1.32%
            (c) Delinquent 60+ days
$181,053,351.05
                  % of Gross Receivables
2.96%
      4. Class A Investor Default Amount
$3,190,946.43
      5. Class A Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class A Investor Charge-offs, if any, for the
Distribution Date             $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
            $0.00
            (c) Total reimbursed to Trust in respect of Class A
Investor Charge-offs          $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
            $0.00
            (e) The amount, if any, by which the outstanding
principal balance of the Class A Certificates
                  exceeds the class A Invested Amount as of the end
of the Distribution Date      $0.00             6. Allocable Servicing
Fee paid for the Distribution Date
$1,000,000.00
      7. Deficit Controlled Amortization Amount for the
Distribution Date                   $0.00
D.    Class A Pool Factor
1.00000000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period        $6,027,761,588.51
      2. Finance Charge and Administrative Receivables as of the last day of the preceding Due Period

$98,780,772.86
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Distribution
Date              $24,000,000.00
      2. Available Collateral Amount as of the end of the
Distribution Date             $54,000,000.00

Household Finance Corporation
Household Affinity Funding Corp.
January 1998
Household Affinity Credit Card Master Trust I , Series 1995-1
                  Feb 17, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest
            $6.416666667
      2. Principal distribution per $1,000 interest
            $0.00
      3. Interest distribution per $1,000 interest
            $6.416666667
B.    Calculation of Class B Interest
      1. Class B Coupon
7.700000000%
      2. Beginning Invested Amount
$24,000,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
$1,662,497,968.63
            (b) Collections of Finance Charge and Administrative
Receivables             $96,472,973.95
            (c) Collections of Principal
$1,566,024,994.68
      2. Allocation of Receivables
            (a) Class B Invested Percentage
      4.000%
            (b) Principal Allocation Percentage
      82.948%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days
$223,926,880.77
                  % of Gross Receivables
3.66%
            (b) Delinquent 30 - 59 days
      $80,869,075.94
                  % of Gross Receivables
1.32%
            (c) Delinquent 60+ days
$181,053,351.05
                  % of Gross Receivables
2.96%
      4. Class B Investor Default Amount
$146,710.18
      5. Class B Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class B Investor Charge-offs, if any, for the
Distribution Date             $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
            $0.00
            (c) Total reimbursed to Trust in respect of Class B
Investor Charge-offs          $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates
                  exceeds the Class B Invested Amount as of     the
end of the Distribution Date $0.00
      6. Available Cash Collateral Amount
            (a) Available Cash Collateral Amount at the end of the
Distribution Date       $0.00
            (b) Available Cash Collateral Amount as a percent of
the Class B             0.00%
                    Invested Amount, each at the end of the
Distribution Date
      7. Available Collateral Amount
      $54,000,000.00
      8. Deficit Controlled Amortization Amount for the
Distribution Date                   $0.00
D.    Class B Pool Factor
1.00000000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period        $6,027,761,588.51
      2. Finance Charge and Administrative Receivables as of the
last day                $98,780,772.86
            of the preceding Due Period

                  MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1

                  Class A and Class B Certificates, Series 1997-1


The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and
among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as
follows:
1.    Capitalized terms used in this Certificate shall have the
respective meanings set forth in the Pooling and            Servicing
Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing
      Agreement.
3.    The undersigned is a Servicing Officer.
4.    This Certificate relates to the Distribution Date occurring
on February 17, 1998                      5.    Trust Information.

(a)   The aggregate amount of Collections processed for the Due
Period preceding such Distribution Date               was equal to
 .................................................................
 ................              $1,662,497,968.63
(b)   The aggregate amount of such Collections with respect to
Principal Receivables for the Due Period              preceding such
Distribution Date was equal to ..............................
      $1,566,024,994.68
      (i)   The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f)
],  is ..............               26.09%
(c)   The aggregate amount of such Collections with respect to
Finance Charge and Administrative         Receivables and the Defaulted
Amount for the Due Period preceding such Distribution Date was
equal       to
 .................................................................
 ....................................                  $96,472,973.95
      (i)   The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 /
(f) ],  is ..........................           18.10%
      (ii)  The amount of such aggregate with respect to Finance
Charge was equal to     $65,795,918.71
      (iii)       The amount of such aggregate with respect to Fees
was equal to ...              $12,549,966.86
      (iv)  The amount of such aggregate with respect to
Interchange was equal to ..         $16,331,552.38
      (v)   The amount of such aggregate with respect to Other
Recoveries was equal to ..$412,973.00
      (vi)  The amount of such aggregate with respect to Principal
Recoveries was equal to .$1,382,563.00 (d)            The Gross Defaulted
Amount for the preceding Due Period is
 .....................................     $38,528,053.93
      (i)   The annualized default rate, (d) *12 / (f),  is
 ............................................                7.34%
      (ii)  The annualized net default rate, [(d)-(c)(vi)] *12 /
(f),  is ............................................             7.07%
(e)   The Portfolio Yield for such Distribution Date
 .................................................................
 .............     11.03%
(f)   The total amount of Principal Receivables in the Trust at
the beginning of the preceding Due Period is                equal to
 .................................................................
 ............................              $6,302,720,706.68
(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is

 .................................................................
 ................................                      $6,027,761,588.51
(h)   The average amount of Principal Receivables in the Trust
during the preceding Due Period (the sum of           the amounts in
clause (e) and the amount in clause (g) divided by 2) is equal to
 ......$6,165,241,147.60
(i)   The total amount of Finance Charge and Administrative
Receivables in the Trust as of the last day of              the immediately
preceding Due Period is .....................................
      $98,780,772.86
(j)   The aggregate outstanding gross balance of the Accounts
which were one payment (5-29 days)              delinquent  as of the
close of business on the last day of the calendar month preceding
such        Distribution Date was equal to
 ........................                        $223,926,880.77
(k)   The aggregate outstanding gross balance of the Accounts
which were two payments (30-59 days)            delinquent as of the
close of business on the last day of the calendar month preceding
such Distribution       Date was equal to ........................
                              $80,869,075.94
(l)   The aggregate outstanding gross balance of the Accounts
which were three or more payments (60+          days) delinquent as of
the close of business on the last day of the calendar month
preceding such          Distribution Date was equal to
 ........................                        $181,053,351.05
(m) The aggregate amount of Trust Excess Principal Collections for such Distribution Date

is...............................................................
 .................                         $1,249,810,579.60
(n)   The aggregate amount of Principal Shortfalls for such
Distribution Date is ......................$0.00
6.    Group Two Information
(a)   The Average Rate for Group Two (the weighted average
Certificate Rate reduced to take into account               any payments
made pursuant to interest rate agreements, if any ) is equal to
 ..................5.7766%
(b)   Group Two Total Investor Collections is equal to
 .......................................................
$263,774,653.20
(c)   Group Two Investor Principal Collections is equal to
 ........................................................$248,468,
093.00 (d)        Group Two Investor Finance Charge and
Administrative Collections is equal to ..........
$15,306,560.21 (e)      Group Two Investor Additional Amounts is
equal to
 .................................................................
 ..    $0.00
(f)   Group Two Investor Default Amount is equal to
 .............................................................
$6,112,924.20 (g)       Group Two Investor Monthly Fees is equal to
 .................................................................
   $1,666,666.67 (h)          Group Two Investor Monthly Interest is
equal to
 ............................................................
$5,295,170.83
7.    Series 1997-1 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period
preceding such Distri Date was equal to 11.03%
(b)   The Series 1997-1 Allocation Percentage with respect to the
Due Period preceding such Distribution          Date was equal to
 ...............................................................
                  19.13%
(c)   The Floating Allocation Percentage for the Due Period
preceding such Distri Date was equal to 82.95% (d)                The
aggregate amount of Reallocated Finance Charge and Administrative
Collections for the Due       Period preceding such Distribution Date
is equal to ...................................
$15,306,560.21
(e)   The Floating Allocation Percentage of Series Allocable
Finance Charge and Administrative Collections               for the Due
Period preceding such Distribution Date is equal to
 .........................................$15,306,560.21 (f)             Class
A Invested Amount
 .................................................................
 .................................         $870,000,000.00
(g)   The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was           equal to
 .................................................................
 ..............                      87.00%
(h)   The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal   $13,316,707.38 (i)              The amount of
Class A Monthly Interest for such Distribution Date is equal
to......    $4,540,765.63
(j)   The amount of any Class A Monthly Interest previously due
but not distributed on a prior Distribution           Date is equal to
 .................................................................
 ......                        $0.00
(k)   The amount of Class A Additional Interest for such
Distribution Date is equal to .....             $0.00
(l)   The amount of any Class A Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 .........         $0.00
(m)   The Class A Investor Default Amount for such Distribution
Date is equal to ....         $5,318,244.05
(n)   The Allocable Servicing Fee for such Distribution Date is
equal to.......................................$1,666,666.67
(o)   The Class A Required Amount, if any, with respect to such
Distribution Date is equal to...          $0.00
(p)   Class B Invested Amount
 .................................................................
 ................................          $47,500,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such Distrib Date was equal to .....4.75%
(r)   The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to....... $727,061.61 (s)                The amount
of Class B Monthly Interest for such Distribution Date is equal
to ...........       $255,752.86 (t)            The amount of any Class B
Monthly Interest previously due but not distributed on a prior
Distribution      Date is equal
to...............................................................
 ...........                   $0.00
(u)   The amount of Class B Additional Interest for such
Distribution Date is equal to ..........              $0.00
(v)   The amount of any Class B Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 ..........                    $0.00
(w)   Class B Investor Default Amount for such Distribution Date
is equal to ...........       $290,363.90
(x)   The Collateral Invested Percentage of the amount set forth
in Item 7(d) above is equal to $1,262,791.22 (y)            The Series
1997-1 Principal Shortfall for such Distribution Date is equal to
 .....       $0.00
(z)   The Series 1997-1 Excess Principal Collections is equal
to.....................................................                 $0.00

(aa)  The amount of Excess Finance Charge and Administrative
Collections with respect to such Distribution               Date is equal
to...............................................................
 ...........                   $3,525,131.00
(bb)  The amount of Excess Finance Charge and Administrative
Collections referred to in Item 7(aa) will be               available to be
distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with

            respect to such Distribution
Date.................................................                   $0.00

      (ii)  to reimburse Class A Investor
Charge-Offs.........................                        $0.00
      (iii)       to pay current or overdue Class B Monthly
Interest, Class B Additional Interest or the                      Cumulative
Excess Interest Amount
 .................................................................
 ...    $0.00
      (iv)  to fund the Class B Investor Default Amount with
respect to such Distribution
            Date..................................................
                        $290,363.90
      (v)   to reimburse certain previous reductions in the Class
B
            Invested Amount
 .................................................................
 ...........             $0.00
      (vi)  to pay the Collateral Monthly Interest for such
Distribution
            Date equal
to...............................................................
 .......                 $498,652.34
      (vii)       to pay any portion of the Allocable Servicing Fee
not
            paid pursuant to clause (i)
above...................................................
$0.00
      (viii)      to fund the Collateral Investor Default Amount
with
            respect to such Distribution
Date..................................................
$504,316.25
      (ix)  to reimburse certain previous reductions in the
Collateral
            Invested Amount
 .................................................................
 ...........             $0.00
      (x)   to make any required deposit in the Cash Collateral
Account..         $0.00
      (xi)  to make any required deposit to the Reserve Account
 ....................................            $0.00
(cc)  The amount of Subordinated Principal Collections with
respect to such Distrib Date is equal to
      ..................................
            $32,300,852.09
(dd)  The Principal Allocation Percentage is equal to
 .................................................................
 ....82.95%
(ee)  The total amount to be distributed to Class A
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
                  $0.00
(ff)  The total amount to be distributed to Class B
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
                  $0.00
(gg)  The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to             $0.00
(hh)  The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is             equal
to...............................................................
 ...................................                         $0.00
(ii)  The amount of Class B Investor Charge-Offs and other
reductions in the Class B Invested Amount for               such
Distribution Date is equal
to......................................                                $0.00

(jj)  The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is             equal
to...............................................................
 .....................................                 $0.00
(kk)  The Class A Invested Amount at the close of business on such
Distribution Date (after giving effect to             all payments and
adjustments on such Distribution Date) will be equal to
 ..........        $870,000,000.00
(ll)  The Class B Invested Amount at the close of business on such
Distribution Date (after giving effect to             all payments and
adjustments on such Distribution Date) will be equal to
 ...................     $47,500,000.00
(mm)  The Available Collateral Amount as of the close of business
on the preceding Distribution Date (after             giving effect to any
withdrawal from the Collateral Account) was equal to
 ......................$82,500,000.00 (nn)             The Required
Collateral Amount as of the close of business on such
Distribution Date, after giving           effect to any withdrawal from
the Collateral Account and payments to the Collateral Interest
Holder on         such Distribution Date, will be equal  to
 .................................................................
 ...........$82,500,000.00
(oo)  The ratio of the Required Collateral Amount to the Class B
Invested Amount as of the close of business           on such Distribution
Date, after giving effect to any withdrawal from the Collateral
Account and       payments to the Collateral Interest Holder on such
Distribution Date, will be equal to ....173.68%
(pp)  The Cumulative Excess Interest Amount as of the close of
business on such Distribution Date, after             giving effect to any
payments of interest to Class B Certificateholders on such
Distribution Date, will       be equal to
 .............................                                           $0.00

8.    Total amount to be on deposit in the Collection Account
(after giving effect toallocations required to be                 made
pursuant to the terms of all other Series now outstanding and to
the payment of the Servicer's fee         and funding of investor
defaultamounts) prior to making distributions on such
Distribution Dates is         equal to .................
                              $7,526,969.34
9.    The total amount to be allocated according to the terms of
the Collateral Agreement on such          Distribution Date is equal to
 .................................................................
 ...........             $2,730,450.85
10.   Total amount to be distributed from the Collection Account
to the Servicer in respect of the unpaid              Allocable Servicing
Fee for the preceding Due Period on such Distribution Date (after
taking into             consideration the amounts which have been
netted with respect to this Series against deposits to the
      Collection Account) is equal
to...............................................
            $0.00 11.         The Class A Adjusted Amount
 .................................................................
 .......................... $870,000,000.00 12.              The Class B
Adjusted Amount
 .................................................................
 .           $47,500,000.00
13.   The Controlled Accumulation Amount
 .................................................................
 ...................       $0.00
14.   The Controlled Deposit Amount
 .................................................................
 .......................................... $0.00 15.              The
Deficit Controlled Deposit Amount
 .................................................................
 ............................. $0.00 16.         The Principal Funding
Account Balance
 .................................................................
 ............................. $0.00 17.         The Principal Funding
Investment Shortfall
 .................................................................
 .......................$0.00 18.          The Required Reserve Account
Amount
 .................................................................
 ............. $11,239,375.00 19.          The Reserve Account Balance
 .................................................................
 ............................$11,239,375.00
20.   As of the date hereof, to the best knowledge of the
undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such
obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert None.
                        None
21.   As of the date hereof, to the best knowledge of the
undersigned, no Amortization Event has been           deemed to have
occurred on or prior to such Distribution Date.
22.   As of the date hereof, to the best knowledge of the
undersigned, no Lien has been placed on any of the
      Receivables other than pursuant to the Pooling and Servicing
Agreement (or, if there is a Lien, such               Lien consists of :
____________________________________________).
23.   The amounts specified to be deposited into and withdrawn
from the Collection Account, as well as the           amounts specified to
be paid to the Transferor, the Servicer, the Interest Holder and
the   Certificateholders are all in accordance with the
requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and
delivered this Certificate this 17th            day of February,  1998.


                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Card Funding Corp.
January 1998
Household Credit Card Master Trust I , Series 1997-1
      Feb 17, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest
            $5.219270839
      2. Principal distribution per $1,000 interest
            $0.00
      3. Interest distribution per $1,000 interest
            $5.219270839
B.    Calculation of Class A Interest
      1. Calculation of Class A Certificate Rate
            (a) One-month LIBOR
5.593750000%
            (b) Spread
0.1000%
            (c) Class A Certificate Rate
5.693750000%
      2. Beginning Principal Amount
$870,000,000.00
      3. Days in Interest Period
33
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
$1,662,497,968.63
            (b) Collections of Finance Charge and Administrative
Receivables             $96,472,973.95
            (c) Collections of Principal
$1,566,024,994.68
      2. Allocation of Receivables
            (a) Class A Invested Percentage
      87.00%
            (b) Principal Allocation Percentage
      82.95%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days
$223,926,880.77
                  % of Gross Receivables
3.66%
            (b) Delinquent 30 - 59 days
      $80,869,075.94
                  % of Gross Receivables
1.32%
            (c) Delinquent 60+ days
$181,053,351.05
                  % of Gross Receivables
2.96%
      4. Class A Investor Default Amount
$5,318,244.05
      5. Class A Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class A Investor Charge-offs, if any, for the
Distribution Date             $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
            $0.00
            (c) Total reimbursed to Trust in respect of Class A
Investor Charge-offs          $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
            $0.00
            (e) The amount, if any, by which the outstanding
principal balance of the Class A Certificates                     exceeds
the class A Invested Amount as of the end of the Distribution
Date  $0.00
      6. Allocable Servicing Fee paid for the Distribution Date
                  $1,666,666.67
      7. Deficit Controlled Amortization Amount for the
Distribution Date                   $0.00
D.    Class A Pool Factor
1.0000000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period        $6,027,761,588.51
      2. Finance Charge and Administrative Receivables as of the
last day                $98,780,772.86
            of the preceding Due Period
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Distribution
Date              $47,500,000.00
      2. Available Collateral Invested Amount as of the end of the
Distribution Date       $82,500,000.00

Household Finance Corporation
Household Card Funding Corp.
January 1998
Household Credit Card Master Trust I , Series 1997-1
            Feb 17, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest
            $5.384270737
      2. Principal distribution per $1,000 interest
            $0.00
      3. Interest distribution per $1,000 interest
            $5.384270737
B.    Calculation of Class B Interest
      1. Calculation of Class B Certificate Rate
            (a) One-month LIBOR
5.593750000%
            (b) Spread
0.2800%
            (c) Class B Certificate Rate
5.873750000%
      2. Beginning Invested Amount
$47,500,000.00
      3. Days in Interest Period
33
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
$1,662,497,968.63
            (b) Collections of Finance Charge and Administrative
Receivables             $96,472,973.95
            (c) Collections of Principal
$1,566,024,994.68
      2. Allocation of Receivables
            (a) Class B Invested Percentage
      4.750%
            (b) Principal Allocation Percentage
      82.948%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days
$223,926,880.77
                  % of Gross Receivables
3.66%
            (b) Delinquent 30 - 59 days
      $80,869,075.94
                  % of Gross Receivables
1.32%
            (c) Delinquent 60+ days
$181,053,351.05
                  % of Gross Receivables
2.96%
      4. Class B Investor Default Amount
$290,363.90
      5. Class B Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class B Investor Charge-offs, if any, for the
Distribution Date             $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
            $0.00
            (c) Total reimbursed to Trust in respect of Class B
Investor Charge-offs          $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
            $0.00
            (e) The amount, if any, by which the outstanding
principal balance of the Class B Certificates                     exceeds
the Class B Invested Amount as of the end of the Distribution
Date  $0.00
      6. Available Cash Collateral Amount
            (a) Available Cash Collateral Amount at the end of the
Distribution Date       $0.00
            (b) Available Cash Collateral Amount as a percent of
the Class B             0.00%
                    Invested Amount, each at the end of the
Distribution Date
      7. Available Collateral Invested Amount
            $82,500,000.00
      8. Deficit Controlled Amortization Amount for the
Distribution Date                   $0.00
D.    Class B Pool Factor
1.00000000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period        $6,027,761,588.51
      2. Finance Charge and Administrative Receivables as of the
last day                $98,780,772.86
            of the preceding Due Period